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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     June 2, 1999
                                                 -------------------------------


                          DISPLAY TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)


            Nevada                     0-14427                 33-2286268
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


   5029 Edgewater Drive, Orlando, Florida               32810
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        (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code     (407) 521-7477
                                                   -----------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS


     Effective July 30, 1999, the Registrant completed a private sale of 50,000 shares of its preferred stock, par value $.001 per share, designated as Series A Convertible Preferred Stock ("Series A Preferred Stock") and stock purchase warrants to purchase up to an aggregate of 150,000 shares of the Registrant's common stock, par value $.001 per share (the "Stock Purchase Warrants"), to Raymond James Capital Partners, L.P., Renaissance Capital Growth & Income Fund III, Inc. and Renaissance U.S. Growth & Income Trust PLC, for total proceeds of $5,000,000. A copy of the Certificate of Designation of the Series A Preferred Stock is filed with this Report as Exhibit 4.32. A copy of the form of Stock
                                   ------------
Purchase Warrant is filed with this Report as Exhibit 4.33.  A copy of the
                                              ------------
Securities Purchase Agreement pursuant to which the Series A Preferred Stock and Stock Purchase Warrants were issued is filed with this Report as Exhibit 10.136.
                                                                 --------------

     Effective July 1, 1999, the Registrant acquired through a merger all of the outstanding capital stock of Lockwood Sign Group, Inc. A copy of Agreement and Plan of Merger and Reorganization entered into in connection with this transaction is filed with this Report as Exhibit 2.5.
                                         -----------

     On June 17, 1999, the Registrant issued and sold in a private transaction $2,500,000 principal amount of its variable/fixed rate secured promissory notes. A copy of the Trust Indenture pursuant to which such notes were issued is filed with this Report as Exhibit 4.34. A copy of the form of the notes is filed as
                    ------------
Exhibit 4.35.
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     Effective June 2, 1999, the Registrant entered into a Loan and Security
Agreement with SouthTrust Bank, National Association ("Loan Agreement"). The Loan Agreement provides the Registrant a line of credit up to $10,000,000 and a $1,000,000 term loan. A copy of the Loan Agreement is filed with this Report as
Exhibit 10.137.
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

           2.5 Agreement and Plan of Merger and Reorganization dated as of July 1, 1999 among Registrant, Lockwood Acquisitions Corp., a wholly owned Florida subsidiary of Registrant, Lockwood Sign Group, Inc., a Georgia corporation, and Larry L. Johnson and Kurt R. Johnson

           3.31 Articles of Incorporation of Lockwood Acquisitions Corp. (n/k/a Lockwood Sign Group, Inc.), a Florida corporation

           3.32 Articles of Merger of Lockwood Sign Group, Inc., a Georgia corporation, into Lockwood Acquisitions Corp. (with the surviving corporation, Lockwood Acquisitions Corp. changing its name to Lockwood Sign Group, Inc.)

           3.33 Bylaws of Lockwood Sign Group, Inc. f/k/a Lockwood Acquisitions Corp

           4.32     Certificate of Designation of the Series A Preferred Stock

           4.33 Form of Stock Purchase Warrant issued to Raymond James Capital Partners, L.P., Renaissance Capital Growth & Income Fund III, Inc. and Renaissance U.S. Growth & Income Trust PLC

           4.34 Trust Indenture dated June 1, 1999 between the Registrant and SouthTrust Bank, National Association

           4.35     Form of $2,500,000 Variable/Fixed Rate Secured Notes

          10.136 Securities Purchase Agreement dated as of July 30, 1999 between Registrant, Raymond James Capital Partners, L.P., Renaissance Capital Growth & Income Fund III, Inc. and Renaissance U.S. Growth & Income Trust PLC

          10.137 Loan and Security Agreement dated June 2, 1999 between Registrant and SouthTrust Bank, National Association

          10.138 Employment Agreement dated July 30, 1999 between and among Registrant, Lockwood Sign Group, Inc. and Larry L. Johnson

          10.139 Employment Agreement dated July 30, 1999 between and among Registrant, Lockwood Sign Group, Inc. and Kurt R. Johnson

          21        Subsidiaries

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DISPLAY TECHNOLOGIES, INC.
                                             (Registrant)


Date: August 10, 1999                        By:   Marshall S. Harris
                                                --------------------------------
                                                   Marshall S. Harris
                                                   Vice President, Secretary
                                                   and General Counsel


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